 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Vermillion, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

Vermillion, Inc. (the “Company”) previously filed a proxy statement, dated April 27, 2020, and related form of proxy card (the “Original Proxy Card”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, June 23, 2020. This Supplement is being filed to update the form of proxy card to be used in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting.  The form of proxy card filed herewith (the “Revised Proxy Card”) replaces the Original Proxy Card and will be the version mailed to those of the Company’s stockholders who request to receive printed copies of the proxy materials.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE – www.proxypush.com/VRML Use the Internet to vote your proxy until 11:59 p.m. (CT) on June 22, 2020. Scan code below for mobile voting.
PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on June 22, 2020.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

VERMILLION, INC.’s Board of Directors recommends a vote  “FOR” all director nominees listed in proposal 1 and  “FOR” proposals 2 and 3.

1. Election of

01	James S. Burns, D.L.S.	04	James T. LaFrance	☐	FOR ALL	☐	WITHHOLD ALL
02	Nancy G. Cocozza	05	Valerie B. Palmieri		(except as marked to the contrary below).
03	Veronica G.H. Jordan, Ph.D.	06	David R. Schreiber

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Advisory vote to approve the compensation of the Company’s named  executive officers.

3. Proposal to ratify the selection of BDO USA, LLP as the Company’s independent  registered public accounting firm for the year ending December 31, 2020.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Address Change? Mark box, sign, and indicate changes below:☐Date

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all  persons should sign. Trustees,  administrators, etc., should include title and  authority. Corporations should provide full name of corporation and title  of authorized officer signing the Proxy

VERMILLION, INC.

ANNUAL MEETING OF STOCKHOLDERS

                                                      Tuesday, June 23, 2020

8:00 a.m. (Eastern Daylight Time)

         Online via live webcast at:

https://web.lumiagm.com/258124818

Bee Caves Road, Building Three, Suite 100
VERMILLION, INC. 12117 Bee Caves Road, Building Three, Suite 100 Austin, Texas 78738	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS

The signatory hereby appoints each of Valerie B. Palmieri and Robert Beechey, with full power of substitution, as the lawful attorney and proxy of the signatory, revoking all proxies previously given, and hereby authorizes each of them to vote as designated on the reverse side, and, in his or her discretion, upon such other business as may properly be presented at the meeting, all of the shares of common stock of VERMILLION, INC. which the signatory shall be entitled to vote at the Annual Meeting of Stockholders to be held on June 23, 2020, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the stockholder(s) signing on the reverse side. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3 ON THE REVERSE SIDE. This proxy may be revoked  at any time prior to the time it is voted by any means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES.

(TO BE SIGNED ON REVERSE SIDE)